UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2006

E-CENTIVES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31559	52-1988332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Rockledge Drive, 6th Floor, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (240) 333-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 24, 2006, E-centives, Inc. (the “Company”) amended its $500,000 convertible promissory note with Venturetec, Inc. (the “Venturetec Amendment”) and its $500,000 and its $1,000,000 convertible promissory notes with US Venture 05, Inc. (the “US Venture 05 Amendments”) to extend the maturity date of each of the notes to September 30, 2006. Copies of the Venturetec Amendment and the US Venture 05 Amendments are filed as Exhibits 10.1, 10.2 and 10.3 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 3 to Convertible Promissory Note between the Company and Venturetec, Inc., dated April 21, 2006.

10.2	Amendment No. 2 to Convertible Promissory Note between the Company and US Venture 05, Inc., dated April 21, 2006.

10.3	Amendment No. 1 to Convertible Promissory Note between the Company and US Venture 05, Inc., dated April 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-CENTIVES, INC.

By:	/s/ Tracy Slavin
Tracy Slavin
Chief Financial Officer

Date: April 26, 2006